Exhibit 32.1



        CERTIFICATION OF PRINCIPAL EXECUTIVE AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-QSB of International Imaging Systems, Inc. for the three months ended September 30, 2005, I, C. Leo Smith, Chief Executive and Chief Financial Officer of International Imaging Systems, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) such Quarterly Report on Form 10-QSB for the three months ended September 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Quarterly Report on Form 10-QSB for the three months ended September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of International Imaging Systems, Inc.

                                             /s/ C. LEO SMITH
                                             -----------------------------------
                                             C. Leo Smith
                                             Chief Executive and Chief Financial
                                                Officer


         November 15, 2005

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